UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     April 29, 2011

     TACTICAL DIVERSIFIED FUTURES FUND L.P.

(Exact name of registrant as specified in its charter)

   New York                                                                              000-50718                                                  13-4224248
(State or other                                                                      (Commission File                                          (IRS Employer
jurisdiction of                                                                           Number)                                                      Identification No.)
incorporation)

c/o Ceres Managed Futures LLC
522 Fifth Avenue - 14th Floor
New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                 (212) 296-1999

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Ceres Managed Futures LLC, the general partner of the Registrant, and the Registrant have entered into a management agreement dated as of April 29, 2011 (the “Altis Management Agreement”) with Altis Partners (Jersey) Limited (“Altis Partners”), a States of Jersey, Channel Islands corporation, pursuant to which Altis Partners shall manage the portion of the Registrant’s assets allocated to it.

Pursuant to the Altis Management Agreement, the Registrant pays Altis Partners a monthly management fee equal to 1.5% per year of the month-end net assets allocated to Altis Partners.  Altis Partners also receives a quarterly incentive fee equal to 20% of new trading profits (as defined in the attached Altis Management Agreement) earned by Altis Partners in each calendar quarter.

The Altis Management Agreement expires on June 30th of each year, beginning in 2012, and may be renewed by the general partner, in its sole discretion, for additional one-year periods upon notice to Altis Partners not less than 30 days prior to the expiration of the previous period.

The Altis Management Agreement is filed herewith as Exhibit 10.13.

Ceres Managed Futures LLC, the general partner of the Registrant, and the Registrant have entered into a management agreement dated as of April 29, 2011 (the “Krom River Management Agreement”) with Krom River Investment Management (Cayman) Limited, an exempted company incorporated in the Cayman Islands with limited liability (“Krom Cayman”) and Krom River Trading AG, a company incorporated in Switzerland (“Krom Switzerland” and, together with Krom Cayman and each separately, “Krom River”), pursuant to which Krom River shall manage the portion of the Registrant’s assets allocated to it.

Pursuant to the Krom River Management Agreement, the Registrant pays Krom Cayman a monthly management fee equal to 2% per year of the month-end net assets allocated to Krom River.  Krom Cayman also receives a quarterly incentive fee equal to 20% of new trading profits (as defined in the attached Krom River Management Agreement) earned by Krom River in each calendar quarter.

The Krom River Management Agreement expires on June 30th of each year, beginning in 2012, and may be renewed by the general partner, in its sole discretion, for additional one-year periods upon notice to Krom River not less than 30 days prior to the expiration of the previous period.

The Krom River Management Agreement is filed herewith as Exhibit 10.14.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description
10.13	Management Agreement dated April 29, 2011 by and among the Registrant, Ceres Managed Futures LLC and Altis Partners (Jersey) Limited.
10.14	Management Agreement dated April 29, 2011 by and among the Registrant, Ceres Managed Futures LLC and Krom River Investment Management (Cayman) Limited and Krom River Trading AG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TACTICAL DIVERSIFIED FUTURES FUND L.P.

By: Ceres Managed Futures LLC, General Partner

By:  /s/  Walter Davis
             Walter Davis
             President and Director

By:  /s/  Jennifer Magro
             Jennifer Magro
            Chief Financial Officer and
Director

Date:  May 3, 2011

May 3, 2011

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:           Tactical Diversified Futures Fund L.P.
 Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Tactical Diversified Futures Fund L.P. and pursuant to Rule 13a-11 promulgated by the Securities and Exchange Commission (the “Commission”), we transmit herewith for filing with the Commission via EDGAR a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder.

Should members of the Commission’s staff have any questions or comments with respect to this filing, please contact Gabriel Acri at (212) 728-8833.

Very truly yours,

/s/  Jennifer Magro

Jennifer Magro

cc:       Gabriel Acri
Rita M. Molesworth